UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	September 8, 2010

GOLD HORSE INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Florida	0-30311	22-3719165
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 31 Tongdao South Road, Hohhot, Inner Mongolia, China	010030
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	88(71)339-7999

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Audit Report.

On September 8, 2010 the Audit Committee of the Board of Directors of Gold Horse International, Inc. determined that our unaudited interim financial statements for the periods ended September 30, 2009, December 31, 2009 and March 31, 2010 included in our Quarterly Reports on Form 10-Q for the respective periods as filed with the Securities and Exchange Commission should not be relied upon as a result of errors in the consolidated financial statements.

We did not properly record certain common stock purchase warrants and conversion options related to convertible debt as derivative liabilities in accordance with Derivative and Hedging Topic of the FASB Accounting Standards Codification Topic 815 ("ASC 815"), which became effective for us on July 1, 2009, and furthermore, we did not properly record the subsequent accounting for the changes in the fair value of the associated liabilities at September 30, 2009, December 31, 2009 and March 31, 2010. Accordingly, we intend to restate our unaudited interim consolidated balance sheets, statements of operations, and statements of cash flows as of and for the periods ended September 30, 2009, December 31, 2009 and March 31, 2010 by way of footnote disclosure in our forthcoming Annual Report on Form 10-K for the fiscal year ended June 30, 2010. All of the respective restatement adjustments are non-cash in nature and not related to the operations of the Jin Ma Companies. The correction of these accounting errors will result in an increase in our total liabilities as of September 30, 2009, December 31, 2009 and March 31, 2010. In addition, the correction of these accounting errors will result in a gain on derivative liabilities in each of the three months ended September 30, 2009 and December 31, 2009 and a loss in the three months ended March 31, 2010, all of which will impact our net income (loss) in each of those periods. The derivative liabilities and gain/(loss) on change in fair value of the derivative liabilities will be correctly recorded and presented in accordance with ASC 815 on our consolidated balance sheet, consolidated statement of operations and comprehensive income, and consolidated statement of cash flows included in our Annual Report on Form 10-K for the fiscal year ended June 30, 2010.

Our Chief Financial Officer has discussed the matters set forth in this Current Report on Form 8-K with our independent registered public accounting firm, Crowe Horwath (HK) CPA Limited.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLD HORSE INTERNATIONAL, INC.

Date: September 22, 2010	By:	/s/ Adam Wasserman
Adam Wasserman, Chief Financial Officer